________________________________________________________________________________


                                CIGNA FUNDS GROUP
________________________________________________________________________________


                                                               CHARTER FUNDS/SM/

                                                                           MONEY
                                                                          MARKET
                                                                            FUND




















[CIGNA TREE LOGO GRAPHIC APPEARS HERE]                             Annual Report
CIGNA Financial Services, Inc.                                 December 31, 2000
________________________________________________________________________________

DEAR SHAREHOLDERS:

We are pleased to provide this report for Charter Money Market Fund (the "Fund") covering the year ended December 31, 2000.

MANAGEMENT'S DISCUSSION AND ANALYSIS

Lack of new supply continued to be an issue for the money markets in the first quarter of 2000. The Federal Reserve (Fed) began the year on a strong note by raising the federal funds rate to 5.75% at the February meeting, and again to 6% at the March meeting. That made a total of five rate increases since the tightening began in May of 1999. The Fund's strategy in the rising interest rate environment was to maintain the current level of exposure in a variety of asset classes, with the emphasis on floating rate securities.

Economic uncertainty increased volatility in the second quarter. The Fed raised the federal funds rate another 50 basis points to 6.50% on May 16, and left the market with the expectation that more rate hikes were likely. However, by the end of June, enough evidence had built to indicate a more moderate economy, and interest rates were left unchanged. The Fund succeeded in lengthening its average life versus the index. To achieve this goal, exposure was decreased in floating rate asset classes in the short end, and additional exposure was selectively added to Agency securities on the long end. This portfolio structure addressed our expectation of a more stable interest rate environment going forward.

The Fed left the funds rate unchanged at the August 22 Federal Open Market Committee (FOMC) meeting. The FOMC also chose to retain the inflation risk bias, noting the risk of higher inflation in the near term could outweigh the odds of a hard landing. Concerns were noted regarding the increase in energy prices. On a positive note, consumers continued to remain upbeat, despite rising oil prices. During the third quarter, consumer spending grew at more than a 4% annualized rate and capital spending on equipment and software rose approximately 15%, on an annualized basis. As economic uncertainty again increased volatility in the third quarter, we increased the Fund's exposure to fixed-rate asset classes.

The Fed left the funds rate unchanged during the fourth quarter. However, at the December 19 FOMC meeting, the Fed adopted a "weakness bias," clearly stating their willingness to ease policy if the economy showed signs of sliding into a recession. Signs of weakness were noted in a number of indicators, including high inventories, slowing consumer spending,


                                                                               _
                                                                               1
reduced capital spending and deteriorating credit quality. Economic forecasts were calling for a weak economy in 2001. We continued to increased the Fund's exposure to fixed-rate asset classes.

PORTFOLIO COMPOSITION AND PERFORMANCE

On December 31, 2000, the portfolio contained: top-tier domestic commercial paper, 64.1%; top tier foreign commercial paper, 3.6%; and U.S. Government and Agencies, 32.2%. The Fund is well diversified.

Total returns for the year ended December 31, 2000 were:

Institutional Class                           6.12%
Premier Class                                 5.50%*  (1/26/00 inception date)
Retail Class                                  5.60%
Lipper Money Market Funds Average             5.70%
3-month U.S. Treasury Bill                    5.96%

* Not annualized.

As of December 31, 2000, the Fund's weighted average portfolio maturity was 42 days, and the annualized 7-day yield for each class was:

Institutional Class                                                 6.08%
Premier Class                                                       5.81%
Retail Class                                                        5.57%

OUTLOOK

The Fed faces some real issues in 2001. Chairman Greenspan has acknowledged the risks of an economic hard landing. His biggest concerns have quickly evolved from "irrational exuberance" to "allowing the pendulum to swing too far the other way." A combination of weaker stock markets, tighter credit markets, and high oil prices are expected to slow GDP (Gross Domestic Product) growth to less than 3.0%. All these factors will increase the risk of not achieving the soft landing that Fed policy has targeted. With this in mind, the Fed began to ease in January 2001, and economists are calling for a total of 100 to 150 basis points of easing during the first half of 2001. We will continue to focus on the developing trends in the U.S. economy as keys to further Fed action and adjust our portfolio strategy accordingly.


Sincerely,


/s/ Richard H. Forde


Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT
CHARTER MONEY MARKET FUND


_
2

________________________________________________________________________________
        [THE INFORMATION SET FORTH BELOW APPEARS AS A BAR CHART GRAPHIC]

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
                CHARTER MONEY MARKET FUND - INSTITUTIONAL CLASS
                               1/1/91 - 12/31/00



__________________________________________________________
              AVERAGE ANNUAL RETURNS
                      1-Year   3-Year  5-Year  10-Year
Institutional Class    6.12%    5.39%   5.27%    4.65%
__________________________________________________________

                                                          3-Month U.S.
                             CMMF                         Treas Bill
                             Inst. Cl.                    Investment
                             Investment                    Inst. Cl

12/90                         $10,000                       $10,000
12/91                         $10,575                       $10,575
12/92                         $10,930                       $10,956
12/93                         $11,191                       $11,293
12/94                         $11,575                       $11,769
12/95                         $12,192                       $12,444
12/96                         $12,791                       $13,098
12/97                         $13,465                       $13,784
12/98                         $14,162                       $14,481
12/99                         $14,851                       $15,167
12/00                         $15,761                       $16,070


________________________________________________________________________________
        [THE INFORMATION SET FORTH BELOW APPEARS AS A BAR CHART GRAPHIC]

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
                   CHARTER MONEY MARKET FUND - PREMIER CLASS
                               1/26/00 - 12/31/00



__________________________________________________________
              TOTAL RETURN
                Life of Fund      Inception Date
Premier Class      5.50%              1/26/00
__________________________________________________________

                                                          3-Month U.S.
                             CMMF                         Treas Bill
                             Prem. Cl.                    Investment
                             Investment                    Prem. Cl

 1/00                         $10,000                       $10,000
12/00                         $10,550                       $10,549


________________________________________________________________________________
        [THE INFORMATION SET FORTH BELOW APPEARS AS A BAR CHART GRAPHIC]

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
                    CHARTER MONEY MARKET FUND - RETAIL CLASS
                               4/29/99 - 12/31/00



__________________________________________________________
                    AVERAGE ANNUAL RETURNS
                1-Year   Life of Fund    Inception Date
Retail Class    5.60%       5.12%           4/29/99
__________________________________________________________

                                                          3-Month U.S.
                             CMMF                         Treas Bill
                             Retail Cl.                    Investment
                             Investment                    Inst. Cl

 4/99                         $10,000                       $10,000
12/99                         $10,297                       $10,321
12/00                         $10,873                       $10,936

Charter Money Market Fund (the "Fund") performance figures for each class are historical and reflect reinvestment of all dividends. The annualized yields for the seven days ended December 31, 2000 were 6.08%, 5.81% and 5.57% for the Institutional, Premier and Retail Classes, respectively, and the Fund's average maturity was 42 days. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance cannot guarantee comparable future results. The return for each Class has been compared with the total return performance of the three month U. S. Treasury Bill, which does not reflect brokerage charges or other investment expenses. The principal value of the U. S. Treasury Bill is guaranteed by the full faith and credit of the United States.



                                                                               _
                                                                               3

CHARTER MONEY MARKET FUND

INVESTMENTS IN SECURITIES
December 31, 2000

(IN THOUSANDS)                               PRINCIPAL     VALUE
-------------------------------------------------------------------
COMMERCIAL PAPER - 67.7%
DOMESTIC - 64.1%
Alcoa, Inc., 6.5%, 1/2/01                     $ 12,000     $ 11,998
American Express Credit Corp.,
    6.8%, 6/1/01                                3,000        3,001
Bank of America NA,
    7.1%, 6/15/01                               5,000        5,000
BellSouth Capital Funding Corp.,
    6.5%, 1/12/01                              10,000        9,980
BellSouth Telecommunications, Inc.,
    6.5%, 1/3/01                               12,500       12,495
Chase Manhattan Auto Owner Trust,
    6.5%, 4/13/01                               8,000        8,000
Dow Chemical Co., 6.55%, 1/2/01                 9,423        9,421
du Pont (E.I.) de Nemours & Co.,
    6.4%, 1/9/01                                8,920        8,907
    6.8%, 4/19/01                               4,500        4,499
Exxon Asset Management Co., 6.5%, 1/2/01       12,000       11,998
Fleet National Bank, 7%, 8/10/01*               2,000        2,002
Ford Credit Auto Owner Trust,
    6.7%, 1/9/01                                3,447        3,447
General Electric Capital Corp.,
    6.5%, 1/8/01                               10,093       10,080
General Motors Corp., 6.6%, 1/2/01             11,285       11,283
Gillette Co., 6.6%, 1/5/01                     12,000       11,991
Honda Auto Receivables, 6.7%, 2/26/01           3,127        3,127
Laclade Gas Co., 6.4%, 2/26/01                 10,000        9,900
Morgan (J.P.) & Co., Inc.,
    6.6%, 1/2/01                                1,421        1,421
    6.6%, 1/8/01                                3,281        3,277
    6.7%, 3/16/01*                              9,500        9,500
Nestle Capital Corp.,
    6.4%, 1/2/01                                1,049        1,049
    6.5%, 1/4/01                               12,500       12,493
Northern Illinois Gas Co., 6.5%, 2/1/01        12,500       12,430
Paccar Financial Corp.,
    6.6%, 1/17/01                              10,000        9,971
    6.7%, 1/17/01                                 440          439


The Notes to Financial Statements are an integral part of these statements.


_
4

CHARTER MONEY MARKET FUND

INVESTMENTS IN SECURITIES continued
December 31, 2000

(IN THOUSANDS)                               PRINCIPAL      VALUE
------------------------------------------------------------------
Rio Tinto America, Inc.,
    6.6%, 1/10/01                             $   934      $   932
    6.6%, 1/18/01                              11,700       11,664
SBC Communications, Inc., 6.6%, 1/2/01          4,975        4,974
Schering Corp., 6.5%, 1/9/01                    7,955        7,943
Schering-Plough Corp., 6.5%, 1/2/01             3,664        3,663
Verizon Global Funding, 6.6%, 1/3/01              987          987
Verizon Network Funding, 6.5%, 1/5/01          12,794       12,785
                                                        -----------
                                                           230,657
                                                        -----------

FOREIGN - 3.6%
National Australia Funding Delaware, Inc.,
   6.6%, 1/8/01                                 12,905      12,889
                                                       -----------
   TOTAL COMMERCIAL PAPER                                 243,546
                                                       -----------
U.S. GOVERNMENT & AGENCIES - 32.2%
Federal Home Loan Banks,
   6.6%, 1/26/01                                6,500       6,500
   6.8%, 3/1/01                                 5,000       5,000
   7.1%, 11/15/01                               5,000       5,050
   6.7%, 11/21/01                               5,000       5,000
   4.9%, 1/22/01                                5,000       4,950
Federal National Mortgage Association,
   6.5%, 2/16/01                                5,750       5,750
   6.6%, 4/26/01                                4,500       4,496
   5.4%, 5/17/01*                               4,500       4,500
   6.4%, 10/5/01*                              10,000      10,000
   6.2%, 12/6/01                                5,150       5,156
Student Loan Marketing Association,
   6.4%, 8/23/01*                              35,000      35,012
   6.4%, 8/31/01*                              10,000      10,000
   6.3%, 9/17/01*                              10,000       9,995


The Notes to Financial Statements are an integral part of these statements.


                                                                               _
                                                                               5

CHARTER MONEY MARKET FUND

INVESTMENTS IN SECURITIES continued
December 31, 2000

(IN THOUSANDS)                               PRINCIPAL      VALUE
------------------------------------------------------------------
U.S. Treasury Bills,
   5.8%, 3/1/01                               $ 1,000      $  991
   5.4%, 5/10/01                                3,500       3,433
                                                       -----------
TOTAL U.S. GOVERNMENT & AGENCIES                          115,833
                                                       -----------
TOTAL INVESTMENTS IN SECURITIES - 99.9%
   (Total Cost - $359,379) **                             359,379
Cash and Other Assets Less Liabilities - 0.1%                 165
                                                       -----------
NET ASSETS - 100.0%                                     $ 359,544
                                                       ===========

*Variable rate securities.  Rate is as of December 31, 2000.
**At December 31, 2000, the cost for federal income tax purposes was equal to book cost.


The Notes to Financial Statements are an integral part of these statements.


_
6

_______________________________________________________________________
TEN LARGEST POSITIONS (UNAUDITED)
December 31, 2000                             MARKET       % OF
                                              VALUE        NET
                                              (000)       ASSETS

Student Loan Marketing Assoc.                 $55,007        15.3%
Federal National Mortgage Assoc.               29,902         8.3%
Federal Home Loan Banks                        26,500         7.4%
Morgan (J.P.) & Co., Inc.                      14,198         3.9%
Nestle Capital Corp.                           13,542         3.8%
National Australia Funding Delaware, Inc.      12,889         3.6%
Verizon Network Funding                        12,785         3.6%
Rio Tinto America, Inc.                        12,596         3.5%
BellSouth Telecommunications, Inc.,            12,495         3.5%
Northern Illinois Gas Co.                      12,430         3.5%
_______________________________________________________________________


The Notes to Financial Statements are an integral part of these statements.

                                                                               _
                                                                               7

CHARTER MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000


                                                                  (IN THOUSANDS)
________________________________________________________________________________
ASSETS:
Investments in securities at value (Cost - $359,379)             $  359,379
Cash                                                                      2
Interest receivable                                                   2,229
Investment for trustees' deferred compensation plan                      22
Other                                                                    35
                                                           -----------------
     Total assets                                                   361,667
                                                           -----------------

LIABILITIES:
Dividends payable                                                     1,707
12b-1 and sub-accounting fees payable to Distributor                    229
Accrued advisory fees payable                                            87
Administrative services payable                                          42
Payable for trustees' deferred compensation plan                         22
Custodian fees payable                                                   14
Registration fees payable                                                 8
Other                                                                    14
                                                           -----------------
     Total liabilities                                                2,123
                                                           -----------------
NET ASSETS                                                       $  359,544
                                                           =================
Institutional Class                                              $  159,446
Premier Class                                                           105
Retail Class                                                        199,993
                                                           -----------------
                                                                   $359,544
                                                           =================

SHARES OUTSTANDING
Institutional Class ($1.00 net asset value per share)               159,450
                                                           =================
Premier Class ($1.00 net asset value per share)                         105
                                                           =================
Retail Class ($1.00 net asset value per share)                      199,999
                                                           =================

COMPONENTS OF NET ASSETS:
Paid in capital                                                  $  359,544
                                                           -----------------
NET ASSETS                                                       $  359,544
                                                           =================


The Notes to Financial Statements are an integral part of these statements.

_
8

CHARTER MONEY MARKET FUND

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000


                                                                  (IN THOUSANDS)
________________________________________________________________________________
INVESTMENT INCOME:
     Interest                                                        $  18,774
EXPENSES:
     Investment advisory fees                                            1,025
     12b-1 fees - Retail Class                                             385
     Sub-accounting fees - Premier and Retail Classes                      386
     Custodian fees and expenses                                           123
     Administrative services                                               131
     Registration fees                                                      36
     Shareholder reports                                                    29
     Auditing and legal fees                                                15
     Trustees' fees                                                          3
     Transfer agent fees                                                    14
     Other                                                                   4
                                                            -------------------
        Total expenses                                                   2,151
        Less expenses waived by adviser or distributor                     (59)
                                                            -------------------
     Net expenses                                                        2,092
                                                            -------------------
NET INVESTMENT INCOME                                                   16,682
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain from securities transactions                          1
                                                            -------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
                                                                             1
                                                            -------------------
NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS                                                 $  16,683
                                                            ===================

The Notes to Financial Statements are an integral part of these statements.


                                                                               _
                                                                               9

CHARTER MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2000


(IN THOUSANDS                                                      2000               1999
----------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                             $  16,682         $   8,843
Net realized gain from securities transactions                            1                 1
                                                           -----------------   ---------------
Net increase in net assets from operations
                                                                     16,683             8,844
                                                           -----------------   ---------------
DISTRIBUTIONS FROM NET INVESTMENT INCOME:
     Institutional Class                                             (8,219)            (8,124)
     Premier Class                                                       (5)                 -
     Retail Class                                                    (8,462)              (719)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS:
     Institutional Class                                                 (3)                (1)
     Premier Class                                                        -/(a)/             -
     Retail Class                                                        (4)                 -
                                                           -----------------   ---------------
Total distributions to shareholders                                (16,693)             (8,844)
                                                           -----------------   ---------------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL CLASS
Net proceeds from sales of shares                                 1,911,025         1,787,204
Net asset value of shares issued to shareholders
     in reinvestment of dividends and distributions                   8,107             8,356
                                                           -----------------   ---------------
                                                                  1,919,132         1,795,560
Cost of shares redeemed                                          (1,937,916)       (1,846,945)
                                                           -----------------   ---------------
Total from Institutional Class                                      (18,784)          (51,385)
                                                           -----------------   ---------------
PREMIER CLASS
Net proceeds from sales of shares                                       100                 -
Net asset value of shares issued to shareholders
     in reinvestment of dividends and distributions                       5                 -
                                                           -----------------   ---------------
                                                                        105                 -
Cost of shares redeemed                                                   -                 -
                                                           -----------------   ---------------
Total from Premier Class                                                105                 -
                                                           -----------------   ---------------
RETAIL CLASS
Net proceeds from sales of shares                                   136,850           139,191
Net asset value of shares issued to shareholders
     in reinvestment of dividends and distributions                   7,953               300
                                                           -----------------   ---------------
                                                                    144,803           139,491
Cost of shares redeemed                                             (68,459)          (15,836)
                                                           -----------------   ---------------
Total from Retail Class                                              76,344           123,655
                                                           -----------------   ---------------
Net increase from Fund share transactions                            57,665            72,270
                                                           -----------------   ---------------
NET INCREASE IN NET ASSETS                                           57,655            72,270
NET ASSETS:
Beginning of period                                                 301,889           229,619
                                                           -----------------   ---------------
End of period                                                     $ 359,544         $ 301,889
                                                           =================   ===============

(a) Amount less than 1


The Notes to Financial Statements are an integral part of these statements.

__
10

CHARTER MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2000 continued



(IN THOUSANDS)                                                    2000                1999
------------------------------------------------------------------------------------------------
TRANSACTIONS IN CAPITAL STOCK
INSTITUTIONAL CLASS
Shares sold                                                         1,911,025          1,787,204
Shares issued in reinvestment of dividends and
distributions                                                           8,107              8,356
                                                            ------------------   ----------------
                                                                    1,919,132          1,795,560
Shares redeemed                                                    (1,937,916)        (1,846,945)
                                                            ------------------   ----------------
Net increase in Institutional shares outstanding                     (18,784)            (51,385)
                                                            ==================   ================
PREMIER CLASS
Shares sold                                                               100
Shares issued in reinvestment of dividends and
distributions                                                               5
                                                            ------------------   ----------------
                                                                          105

Shares redeemed                                                             -
                                                            ------------------   ----------------
Net increase in Premier shares outstanding                                105
                                                            ==================   ================
RETAIL CLASS
Shares sold                                                           136,850            139,191
Shares issued in reinvestment of dividends and
  distributions                                                         7,953                300
                                                            ------------------   ----------------
                                                                      144,803            139,491
Shares redeemed                                                       (68,459)           (15,836)
                                                            ------------------   ----------------
Net increase in Retail shares outstanding                              76,344            123,655
                                                            ==================   ================



The Notes to Financial Statements are an integral part of these statements.


                                                                              __
                                                                              11

CHARTER MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

                                                            RETAIL CLASS                   PREMIER CLASS
------------------------------------------------------------------------------------------------------------------
                                                                       FROM 4/29/99 /(2)/  FROM 1/26/00 /(2)/
                                                          2000          TO 12/31/99        TO 12/31/00
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
  NET ASSET VALUE, BEGINNING OF PERIOD                     $  1.00      $  1.00         $    1.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                       0.05         0.03              0.05
  Net realized and unrealized gain on securities                -           -                 -
                                                        ----------    -----------        -----------
TOTAL FROM INVESTMENT OPERATIONS                              0.05         0.03              0.05
                                                        ----------    -----------        -----------
LESS DISTRIBUTIONS:
  Dividends from net investment income                       (0.05)       (0.03)            (0.05)
  Distributions from capital gains                            -/(5)/        -/(5)/            -/(5)/
                                                        ----------    -----------        -----------
  TOTAL DISTRIBUTIONS                                        (0.05)       (0.03)            (0.05)
                                                        ----------    -----------        -----------
  NET ASSET VALUE, END OF PERIOD                          $   1.00      $  1.00         $    1.00
                                                        ==========    ===========        ===========
  TOTAL RETURN/(1)/                                           5.58%        2.97%/(3)/        5.50%/(3)/
  RATIOS TO AVERAGE NET ASSETS
  Gross expenses                                              0.97%        1.00%/(4)/        0.72%/(4)/
  Net expenses                                                0.95%        0.93%/(4)/        0.70%/(4)/
  Net investment income                                       5.44%        4.64%/(4)/        5.69%/(4)/
  Fees and expenses waived or borne by the Adviser or
  Distributor                                                 0.02%        0.07%/(4)/        0.02%/(4)/
  Net assets, end of period (000 omitted)                $ 199,993     $123,655          $    105


/(1)/ Had the Adviser or Distributor not waived or reimbursed a portion of the expenses, total return would have been reduced.
/(2)/  Commencement of operations.
/(3)/  Not annualized.
/(4)/  Annualized.
/(5)/  Amount less than $0.01 per share


__                                                                                                       __
12                                                                                                       13

CHARTER MONEY MARKET FUND

FINANCIAL HIGHLIGHTS continued

                                                                             INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------------------------------------------

                                                           2000         1999          1998        1997         1996
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
  NET ASSET VALUE, BEGINNING OF PERIOD                    $  1.00      $  1.00      $  1.00     $  1.00      $  1.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                      0.06         0.05         0.05        0.05         0.05
  Net realized and unrealized gain on securities              -            -            -           -            -
                                                          -----------  -----------   ----------  ----------   ---------
TOTAL FROM INVESTMENT OPERATIONS                             0.06         0.05         0.05        0.05         0.05
                                                          -----------  -----------   ----------  ----------   ---------
LESS DISTRIBUTIONS:
  Dividends from net investment income                      (0.06)       (0.05)       (0.05)      (0.05)        (0.05)
  Distributions from capital gains                            -/(5)/       -/(5)/       -           -             -
                                                          -----------  -----------   ----------  ----------   ---------
  TOTAL DISTRIBUTIONS                                       (0.06)       (0.05)       (0.05)      (0.05)        (0.05)
                                                          -----------  -----------   ----------  ----------   ---------
  NET ASSET VALUE, END OF PERIOD                          $  1.00      $  1.00      $  1.00     $  1.00      $   1.00
                                                          ===========  ===========   ==========  ==========   =========
  TOTAL RETURN/(1)/                                          6.12%        4.87%        5.18%       5.27%         4.91%
  RATIOS TO AVERAGE NET ASSETS
  Gross expenses                                             0.47%        0.52%        0.47%       0.51%         0.69%
  Net expenses                                               0.45%        0.45%        0.45%       0.44%         0.45%
  Net investment income                                      5.94%        4.76%        5.06%       5.14%         4.95%
  Fees and expenses waived or borne by the Adviser or
    Distributor                                               0.02%        0.07%        0.02%       0.07%        0.24%
  Net assets, end of period (000 omitted)                 $159,446    $ 178,234   $  229,619   $  171,065    $ 120,505


/(1)/ Had the Adviser or Distributor not waived or reimbursed a portion of the expenses, total return would have been reduced.
/(2)/  Amount less than $0.01 per share.


__                                                                                                                   __
14                                                                                                                   15


CHARTER MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES. Charter Money Market Fund (the "Fund") is a separate series of CIGNA Funds Group, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the Fund is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of $1.00 per share net asset value. The Fund invests exclusively in short-term money market instruments. The Trust offers three classes of shares: Institutional Class, Premier Class and Retail Class. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including any applicable sub-accounting or 12b-1 distribution fee). Shares of each class would receive their pro rata share of net assets of the Fund if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares. Institutional Class Shares have a separate transfer agent charge and no distribution fee or sub-accounting fee. The Premier Class Shares have a sub-accounting fee. The Retail Class Shares have a 12b-1 fee and a sub-accounting fee.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     A. SECURITY VALUATION - The Fund's investments are valued at amortized cost, which the Board of Trustees has determined constitutes fair value and which, at December 31, 2000, approximates cost for federal income tax purposes.

     B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest

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



     income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Securities gains and losses are recognized on the specific cost identification basis.

     C. FEDERAL TAXES - For Federal income tax purposes, the Fund is taxed as a separate entity. Its policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income or net capital gains have been accrued.

     D. DIVIDENDS AND DISTRIBUTIONS - Dividends from net investment income are declared and reinvested daily. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. To the extent that such differences are permanent, a reclassification to paid in capital may be required.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees are paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.35% applied to the average daily net assets of the Fund. TimesSquare has voluntarily agreed to reimburse the Fund for any amount by which its expenses (including the advisory fee, but excluding interest, taxes, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed 0.45% of average daily net assets for the Institutional Class, 0.70% of average daily net assets for the Premier Class, and 0.95% for the Retail Class (1.00% prior to January 1, 2000), until April 30, 2002 and thereafter to the extent described in the Fund's then current prospectus. TimesSquare retains the ability to be repaid by the Fund if the Fund's expenses fall below the specified limit prior to the end of the fiscal year or within three years after TimesSquare waives management fees or reimburses Fund operating expenses.

                                                                              __
                                                                              17

CHARTER MONEY MARKET FUND

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, other affiliated Charter Funds may invest their excess cash up to 25% of their total assets in the Fund. TimesSquare will waive the amount of its advisory fee for the affiliated Funds in an amount that offsets the amount of the advisory fees incurred in the Charter Money Market Fund.

For administrative services, the Fund reimburses TimesSquare Capital Management, Inc. for a portion of the compensation and related expenses of the Trust's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 2000, the Fund paid or accrued $131,394.

With respect to Retail Class shares, the Fund has adopted a 12b-1 plan which requires the payment of 0.25% annually of average daily net assets ($385,465 through 12/31/00) (0.35% prior to January 1, 2000) to CIGNA Financial Services, Inc. ("CFS"), the Fund's distributor. The fees received from the 12b-1 plan are used for services provided to the Retail Class and expenses primarily intended to result in the sale of such shares. Premier and Retail Class shares are also subject to a sub-accounting fee payable to CFS equal to 0.25% annually



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18

($235 and $385,465, respectively, through 12/31/00) (prior to January 1, 2000, the Retail Class had a sub-accounting fee of 0.125% annually). The sub-accounting and 12b-1 fees will be waived as necessary to limit Premier and Retail Class expenses, as a percentage of average net assets, to the amounts described above until April 30, 2002 and thereafter to the extent described in the Fund's then current prospectus.

TimesSquare and CFS are indirect, wholly-owned subsidiaries of CIGNA
Corporation.

3. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.

4.  CAPITAL STOCK.   The Fund is a separate series of the Trust which offers an unlimited number of shares of beneficial interest, without par value. At December 31, 2000, affiliates of CIGNA Corporation owned 99% and 100%, respectively, of the Institutional and Premier Classes.


                                                                              __
                                                                              19

REPORT OF INDEPENDENT ACCOUNTANTS



TO THE TRUSTEES AND SHAREHOLDERS OF CIGNA FUNDS GROUP-CHARTER MONEY MARKET FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Charter Money Market Fund (a series of CIGNA Funds Group) (the "Fund") at December 31, 2000, the results of its operations, and the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2001



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20

CHARTER MONEY MARKET FUND



Charter Money Market Fund is an open-end, diversified management investment company that invests in money market instruments. The investment adviser is TimesSquare Capital Management, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152. The Fund is distributed by CIGNA Financial Services, Inc., P.O. Box 150476, Hartford, Connecticut 06115-0476 (telephone: 1.888.CIGNA.FS or 1.888.244.6237).

TRUSTEES

Hugh R. Beath
ADVISORY DIRECTOR, ADMEDIA CORPORATE ADVISORS, INC.

Richard H. Forde
SENIOR MANAGING DIRECTOR, TIMESSQUARE CAPITAL MANAGEMENT, INC.

Russell H. Jones
VICE PRESIDENT AND TREASURER, KAMAN CORPORATION

Thomas C. Jones
PRESIDENT, CIGNA RETIREMENT & INVESTMENT SERVICES AND
CHAIRMAN OF THE BOARD, TIMESSQUARE CAPITAL MANAGEMENT, INC.

Paul J. McDonald
SPECIAL ADVISOR TO THE BOARD OF DIRECTORS
FRIENDLY ICE CREAM CORPORATION


OFFICERS

Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT

Alfred A. Bingham III
VICE PRESIDENT AND TREASURER

Jeffrey S. Winer
VICE PRESIDENT AND SECRETARY

________________________________________________________________________________



________________________________________________________________________________



































[CIGNA TREE LOGO GRAPHIC APPEARS HERE]
CIGNA Financial Services, Inc.
P.O. Box 150476 . Hartford, CT 06115-0476
www.cigna.com . Member NASD/SIPC


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